UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2021
 RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Renaissance House, 12 Crow Lane, Pembroke, Bermuda         HM 19
(Address of Principal Executive Office)         (Zip Code)
(441) 295-4513
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	The New York Stock Exchange
Series E 5.375% Preference Shares, Par Value $1.00 per share	RNR PRE	The New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	The New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2021 Annual General Meeting of Shareholders (the “Annual Meeting”) of RenaissanceRe Holdings Ltd. (the “Company”) was held on Wednesday, May 5, 2021 in Pembroke, Bermuda. As of March 9, 2021, the record date for the Annual Meeting, there were 49,761,397 common shares, par value $1.00 per share, issued and outstanding. A quorum of 42,586,676 common shares was present or represented at the Annual Meeting.

The final results of the votes regarding the proposals described in the Company’s definitive proxy statement for the Annual Meeting on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 23, 2021 (the “Proxy Statement”) are as follows:

1.Shareholders elected each of the Company’s three nominees for Class II director to serve until the Company’s 2024 Annual General Meeting of Shareholders, or until their earlier resignation or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brian G. J. Gray	39,629,897	1,283,412	21,273	1,652,094
Duncan P. Hennes	39,266,250	1,647,664	20,668	1,652,094
Kevin J. O'Donnell	40,043,341	873,030	18,211	1,652,094

2.Shareholders approved an advisory vote on the compensation of the Company’s named executive officers as set forth in the Proxy Statement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,679,812	2,229,644	25,126	1,652,094

3.Shareholders approved the appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the 2021 fiscal year and referred the determination of Ernst & Young Ltd.’s remuneration to the Board of Directors of the Company, as set forth below:

Votes For	Votes Against	Abstentions
40,557,228	2,007,655	21,793

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Shannon Lowry Bender
May 6, 2021		Shannon Lowry Bender
Senior Vice President, Group General Counsel and Corporate Secretary